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                                                              Exhibit 10.13 (b)

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         This Amendment No. 1 to Employment Agreement ("Amendment No. 1"), dated as of December 1, 1999, amends that certain Employment Agreement (the "Employment Agreement") dated July 1, 1998, by and between Equitable Resources, Inc., a Pennsylvania corporation (the "Company"), and David L. Porges, an individual (the "Executive");

                                   WITNESSETH:

         WHEREAS, in connection with the Executive's employment pursuant to the Employment Agreement, the Company and Executive entered into a Change of Control Agreement dated July 1, 1998 ("Change of Control Agreement") and a Post-Termination Confidentiality and Non-Competition Agreement dated July 1, 1998 ("Non-Competition Agreement"), copies of which are attached to the Employment Agreement as Appendix A and Appendix B, respectively; and

         WHEREAS, the Company and the Executive desire to enter into a new Change of Control Agreement, substantially in the form attached hereto as Exhibit A (the "New Change of Control Agreement") and an amended Non-Competition Agreement, substantially in the form attached hereto as Exhibit B (the "Amended Non-Competition Agreement"); and

         WHEREAS, in order to coordinate the terms of the Employment Agreement with the execution of the New Change of Control Agreement and the Amended Non-Competition Agreement, the Company and the Executive desire to enter into this Amendment No. 1;

         NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Company and the Executive agree as follows:

         1. Section 3(e) of the Employment Agreement is amended by deleting the Change of Control Agreement referred to therein and attached thereto as Appendix A, and substituting the New Change of Control Agreement attached hereto as Exhibit A. All references in the Employment Agreement to the "Change of Control Agreement" shall, from the date of this Amendment No. 1 and thereafter, refer to the New Change of Control Agreement attached hereto as Exhibit A.

         2. Section 3(f) of the Employment Agreement is amended by deleting the Post-Termination Confidentiality and Non-Competition Agreement referred to therein and attached thereto as Appendix B, and substituting the Amended and Restated Post-Termination Confidentiality and Non-Competition Agreement attached hereto as Exhibit B. All references in this Employment Agreement to the "Post-Termination Confidentiality and Non-Competition Agreement" shall, from the date of this Amendment No. 1 and thereafter, refer to the Amended and Restated Post-Termination Confidentiality and Non-Competition Agreement attached hereto as Exhibit B.

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         3.    Section 8(e) of the Employment Agreement is amended by deleting the first sentence thereof and substituting the following therefor: If the Executive receives payment of benefits under the Change of Control Agreement (as set forth in Appendix A hereto) following his termination of employment, then its terms shall control and he shall not receive the base salary compensation benefits provided under paragraph (a) of this Section 8 nor shall he receive benefits under the Post-Termination Confidentiality and Non-Competition Agreement which shall thereupon terminate and be of no further force or effect.

         4. All other terms of the Employment Agreement shall be unaffected by this Amendment No. 1 and shall remain in full force and effect.

         5. This Amendment No. 1 shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first above set forth.

                   EQUITABLE RESOURCES, INC.:


                   By: /s/ Gregory R. Spencer
                      ----------------------------------------------------------

                   Name: Gregory R. Spencer
                        --------------------------------------------------------

                   Title: Senior Vice President and Chief Administrative Officer
                         -------------------------------------------------------


                   /s/ David L. Porges
                   -------------------------------------------------------------
                   David L. Porges


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